UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported): May 31, 2007

                        Alternative Loan Trust 2007-15CB
                        --------------------------------
                           (Exact name of the issuing
                      entity) Commission File Number of the
                          issuing entity: 333-140962-08

                                   CWALT, Inc.
                                   -----------
                    (Exact name of the depositor as specified
                     in its charter) Commission File Number
                          of the depositor: 333-140962

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

             Delaware                                   87-0698307
             --------                                   ----------
   (State or Other Jurisdiction                      (I.R.S. Employer
of Incorporation of the depositor)         Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                       91302
---------------------                                     ---------
(Address of Principal                                     (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01     Other Events.

On May 31, 2007, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2007-15CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9     Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c)  Shell Company Transactions.

(d) Exhibits.

Exhibit No.  Description

        99.1 The Pooling and Servicing Agreement, dated as of May 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                          ---------------------
                                                      Darren Bigby
                                                      Executive Vice President



Dated:  June 15, 2007

                                  Exhibit Index



Exhibit

        99.1 The Pooling and Servicing Agreement, dated as of May 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.